CONSTRUCTION AGREEMENT

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                Civil construction standard contracting Agreement
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     CONSTRUCTION: LCOS LINE CONSTRUCTION

     CONSTRUCTION SITE: BLOCK 9 FOREIGNERS COMPLEX JINSA, BANGJI-RI, SEONAM-MYEON, SACHEON-SI, GYEONGNAM

     DATE OF COMMENCEMENT: OCTOBER 4, 2004

     DATE OF COMPLETION: JANUARY 2005

     CONTRACT AMOUNT: 4,400,000,000 WON

     PROVISION COST: 4,000,000,000 WON

     VAT: 400,000,000 WON

     PREPAYMENT: 400,000,000 WON (10% OF THE CONTRACT AMOUNT, EXCLUDING VAT)

     PAYMENTS ON PARTIAL COMPLETION: ONCE MONTHLY

     DEFECT WARRANTY RATE: 5% OF THE CONTRACT AMOUNT

     DEFECT WARRANTY LIABILITY PERIOD: 24 MONTHS AFTER THE COMPLETION OF CONSTRUCTION

--------------------------------------------------------------------------------

     THE CLIENT AND THE CONTRACTOR HEREBY EXECUTE THE AGREEMENT ATTACHED HERETO PURSUANT TO MUTUAL AGREEMENT AND COVENANT TO PERFORM THEIR OBLIGATIONS UNDER THE AGREEMENT IN A SPIRIT OF GOOD FAITH AND MUTUAL TRUST, AND IN WITNESS WHEREOF, BOTH PARTIES SHALL PREPARE TWO COPIES OF THE AGREEMENT, WITH EACH PARTY MAINTAINING ONE COPY.

     ATTACHED DOCUMENTATION

     1. ONE COPY OF THE CONSTRUCTION STANDARD AGREEMENT GENERAL CONDITIONS

     2. ONE COPY OF THE CONSTRUCTION CONTRACT SPECIAL CONDITIONS

     3. ONE COPY OF THE DESIGN AND PRODUCTION DETAILS


                                                               OCTOBER 4, 2004
---------------------------------------------------------------------------------------------------------------
    CLIENT:                                                CONTRACTOR:
     ADDRESS: 161-6 JEONGOE-RI, SACHEON-EUP,                ADDRESS: 165-2 SAMSUNG-DONG, GANGNAM GU, SEOUL
     SACHEON-SI, GYEONGNAM
     COMPANY: SPATIALIGHT KOREA CO., LTD.                   COMPANY: SUNGDO ENGINEERING & CONSTRUCTION CO.,
     NAME: ROBERT A. OLINS, REPRESENTATIVE DIRECTOR         LTD.
     [COMPANY SEAL]                                         NAME: IN SU SEO, REPRESENTATIVE DIRECTOR
                                                            [COMPANY SEAL]

-------------------------------------------------------- ------------------------------------------------------

               CONSTRUCTION STANDARD AGREEMENT GENERAL CONDITIONS

ARTICLE 1         GENERAL PRINCIPLES

    The Client and the Contractor shall implement the terms and conditions of this Agreement in a spirit of mutual trust and cooperation on equivalent positions hereunder.

ARTICLE 2         GUARANTEES

    (1) In order to guarantee the performance of obligations hereunder, by the date of execution herein, the Client and the Contractor shall mutually deliver the requisite security deposits for this Agreement, provided that the amount of the security deposit to the Contract Amount shall be determined upon mutual consultation between the parties.

    (2) The security deposit in the preceding Paragraph 1 may be replaced by a guarantee certificate issued by any of the financial institutions in Article 24 upon consent of both parties hereto.

ARTICLE 3         GUARANTORS

    If guarantors are arranged for this Agreement, such guarantors shall be jointly and severally liable with the parties hereto for damages arising in connection to the non-performance of the terms and conditions of this Agreement by either party.

ARTICLE 4         CONSTRUCTION SUPERVISORS

(1) The Client may appoint a representative (hereafter "Construction Supervisor") to perform the following items:

               1. General supervision of the course of construction and presence on site

               2. Inspection of construction and materials used; presence at inspections and examinations

               3. Inspection of completed portions, final inspection, and presence upon delivery of the construction objective


               4. Other matters entrusted by the Client to the Construction Supervisor

(2) When a Construction Supervisor is appointed as per the preceding Paragraph 1, the Client shall provide immediate notification of the fact thereof to the Contractor.

(3) If the Contractor deems that the Construction Supervisor's activities or instructions are significantly inappropriate to the course of construction, it may request necessary measures after providing notification of the grounds thereof to the Client.

ARTICLE 5         SITE REPRESENTATIVE

(1) The Contractor shall appoint a Site Representative and shall notify the Client of the fact thereof.

(2) The Site Representative shall be stationed at the Construction Site, and shall represent the Contractor regarding all matters with respect to the course of construction.

(3) If the Client deems that the Site Representative designated by the Contractor in the above Paragraph 1 is incompetent to perform duties due to poor health or lack of abilities, the Client may demand replacement thereof, and the Contractor, without any just cause for refusal, shall respond to such requests forthwith.

ARTICLE 6         ANTICIPATED WORK SCHEDULE AND COST ESTIMATE

(1) The Contractor shall present an anticipated work schedule and cost estimate based on the blueprints (blueprints and site manuals according to Article 2.14 of the Construction Act, including diagrams and construction specifications) to the Client from the date of execution herein to the Date of Commencement of the construction.

(2) Notwithstanding the above Paragraph 1, in the event that the production details setting forth the quantity of construction are presented to the Client and the Contract Amount is determined pursuant to such production details, likewise the case of the Total Unit Price Agreement, the aforementioned production details shall be included in the blueprints mentioned in the preceding Paragraph 1. In this regard, the Contractor shall present the anticipated work schedule to the Client by the date when the Contractor files a construction report with the relevant authority.

ARTICLE 7         PREPAYMENT

(1) If the Client provides prepayments, the Contractor shall not use such prepayments for any purpose other than contracting, and shall use such prepayments first for provision of wages and securing of materials.

(2) The prepayment shall be assessed in the following manner as remuneration for completed portions:

           Prepayment settlement amount = Prepayment x (Remuneration for completed portions / Contract Amount) ARTICLE 8 INSPECTION OF MATERIALS

(3) If the Client designates certain items for materials used in the construction and demands inspection thereof, such items shall be inspected by the Client in advance. If there are significant disparities with the blueprints or if the quality of the materials is low and fails to conform to the specifications, the materials in question shall be immediately replaced and inspection shall be performed again.

(4) The Contractor shall bear expenses required for the inspection of materials in the preceding Paragraph 1 and shall not demand an extension of the contract period due to an inspection or re-inspection.

(5) Among the materials used in construction, those requiring assembly and/or testing shall be assembled and tested in the presence of the Client.

(6) Underwater or underground construction, or construction which cannot be confirmed from plain view of the Client after completion by the Contractor shall be conducted in the Client's presence.

ARTICLE 9         MATERIALS PROVIDED AND LEASED ITEMS

(1) Pursuant to this Agreement, materials and leased items provided by the Client shall be delivered in a timely fashion to avoid any disruptions to the construction schedule. Materials and leased items shall be delivered on site unless otherwise provided in the construction specifications.

(2) If the Contractor deems the requirements or the quality of the materials provided or the leased items to be inappropriate to the construction, it shall report this immediately to the Client and request replacement of the items concerned.

(3) If there is concern that the construction may be delayed due to delays in the provision of materials, the Contractor may use its own materials upon written consent of the Client. In this case, the Client shall provide the same materials used by the Contractor or remuneration for the cost thereof without delay.

(4) The Contractor shall manage the materials and leased items provided by the Client in good faith and shall use them only for purposes of this Agreement.

(5) The Contractor shall return any unused materials or used items rendered unnecessary upon any change in the details of construction to the Client without delay.

ARTICLE 10        PREPARATION OF DETAILED CONSTRUCTION BLUEPRINTS

(1) If the Contractor receives a request for preparation of detailed construction blueprints from the construction superintendent pursuant to Article 19.2.4 of the Building Act, the Contractor shall prepare a detailed construction blueprint, and upon receiving confirmation from the construction superintendent, shall perform the construction accordingly.

(2) The Client shall specify matters regarding the scope of preparation for the detailed construction blueprints in the construction specifications under this Agreement taking into consideration the opinion of the designer and the construction superintendent, as well as the characteristics of the construction itself.

ARTICLE 11        SAFETY MANAGEMENT AND COMPENSATION FOR ACCIDENTS

(1) The Client shall take appropriate measures, including installation of safety facilities and purchase of insurance policy for prevention of industrial accidents.

(2) Liabilities regarding industrial accidents occurring on the Construction Site shall be the responsibility of the Contractor; provided that this shall not apply to defects in design or accidents from operations according to the Client's request.

ARTICLE 12        EMERGENCY MEASURES

(1) Should the Contractor deem it specifically necessary to prevent accidents, it shall take preemptive emergency measures and shall provide notification to the Client forthwith.

(2) If the Client deems it necessary to prevent accidents or deems that urgent unavoidable circumstances have occurred, it may request emergency measures from the Contractor.

(3) Expenses arising in the preceding Paragraphs 1 and 2 shall comply with the provisions of Article 16.2 herein.

ARTICLE 13        EXTENSION OF THE CONSTRUCTION PERIOD

(1) If the progress of the construction is interrupted due to reasons beyond the Contractor's control, including negligence or misconduct on the part of the Client, natural disasters, or incidents of force majeure, the Contractor may request extension of the construction period from the Client.

(2) If the construction period is extended based on the above Paragraph 1, additional expenses, including site management expenses, shall be adjusted as set forth in Article 18.

ARTICLE 14        NON-CONFORMING CONSTRUCTION

(1) If any part of the construction does not conform to the blueprints, the Client may request rectification thereof to the Contractor and the Contractor shall respond to such requests forthwith.

(2) In the event that construction is non-conforming to the blueprints as per the preceding Paragraph 1 and such non-conformance is due to the request or instruction of the Client, the Contractor shall not be liable therefore.

ARTICLE 15        DAMAGES DUE TO FORCE MAJEURE

(1) Upon the occurrence of damages due to natural disaster or force majeure to completed portions that have been inspected or to leased items, the Contractor shall provide notification of such fact to the Client forthwith.

(2) If the Client is notified as per Paragraph 1 above, it shall investigate and confirm the allegations as presented, and shall negotiate the indemnification for damages with the Contractor.

(3) If an agreement is not reached in connection with the preceding Paragraph 2, the provisions of Article 32 shall prevail.

ARTICLE 16        ADJUSTMENT OF THE CONTRACT AMOUNT DUE TO DESIGN CHANGES

(1) If the details of the blueprints differ from the construction situation at the Construction Site; there are unclear matters, omissions, or errors; or if unanticipated situations with respect to the construction or changes in the business plan have occurred, the design shall be changed.

(2) If changes in the construction occur due to changes in the previous Paragraph 1, the Contract Amount shall be adjusted according to the following criteria:

           1. The unit price for the changed construction shall be based on the unit price of the cost estimate pursuant to Article 6 herein.

           2. New expense unit prices not included in the cost estimate shall be the assessed unit prices at the time of the design change.

           3. General expense management and returns regarding changed construction shall apply the rate in the assessment specification.

ARTICLE 17        ADJUSTMENT OF THE CONTRACT AMOUNT UPON CHANGES IN MATERIALS
                  PRICES

(1) If after 60 days from the date of this Agreement, the price of items and expenditures included in the cost estimate fluctuate by more than 5% of the Contract Amount for the uncompleted construction, the construction amount shall be adjusted.

(2) Adjustments of the Contract Amount pursuant to Paragraph 1 shall apply to uncompleted construction after the change in prices for the anticipated work schedule, provided that adjustment shall not apply to construction completed prior to the date of such price change; further provided that in cases where delays occur due to the negligence or misconduct by the Client or due to natural disaster or force majeure, no adjustments shall be made.

ARTICLE 18        ADJUSTMENT OF THE CONTRACT AMOUNT ON CHANGES IN OTHER DETAILS

    If the Contract Amount must be adjusted for situations aside from those delineated in Articles 16 and 17, adjustment of the Contract Amount shall be made pursuant to such changes and, in this case, Article 16.2.3 shall apply.

ARTICLE 19        PARTIAL PAYMENT

(1) If matters regarding partial payment are specified in this Agreement, the Contractor may request inspection of completed works, and the Client shall make inspections forthwith.

(2) The Contractor may demand payment for partially completed works based on the unit price of the cost estimate in Article 6 and the results of inspection in the preceding Paragraph 1, and the Client shall pay in accordance with the provisions of this Agreement.

(3) If the Client delays partial payment pursuant to the preceding Paragraph 2, the provisions of Article 22.4 shall apply.

ARTICLE 20        PARTIAL USE

(1) The Client may make use of all or part of the constructed works prior to delivery with the consent of the Contractor.

(2) In the case of the preceding Paragraph 1, the Client shall use the portion of the constructed works with reasonable care.

(3) If the Client causes damage to the Contractor in connection with the use of the constructed works in the preceding Paragraph 1, or increases the Contractor's costs, the Client shall provide damages or restitution thereof.

ARTICLE 21        COMPLETION OF CONSTRUCTION

(1) Upon completion of construction, the Contractor shall provide notification thereof to the Client and the Client, upon receiving notification, shall commence inspection of the construction in the Contractor's presence.

(2) If the Contractor is unable to pass inspection in the preceding Paragraph 1, it shall immediately repair or reconstruct the deficiency immediately and undergo another inspection.

(3) If the Contractor objects to the results of inspection, it may demand reinspection, and the Client must comply therewith.

ARTICLE 22        PAYMENT

(1) After inspection, the Contractor shall immediately remove or return any surplus materials, waste, and temporary structures, and upon cleanup of the Construction Site, shall demand payment for the construction from the Client.

(2) Lacking any other special agreements to the contrary, the Client shall pay for the construction simultaneously upon delivery of the construction objective.

(3) If the Client pays for the construction in bills, such bills shall be limited to those that can be discounted by financial institutions and the Client shall pay the discount charges from the payment date to the maturity date of the bills to the Contractor upon delivery of the bills.

(4) If the Client is unable to pay for the construction by the scheduled payment date, a late payment penalty interest, as applied generally by banks, shall be assessed on the unpaid amount until the actual payment date, and the Client shall pay such interest.

ARTICLE 23        COMPENSATION FOR DELAYS

(1) If the Contractor is unable to finish the construction by the scheduled Date of Completion, the Contractor shall pay an amount (hereafter "Delayed Construction Compensation") obtained by multiplying the Delayed Construction Compensation ratio by the Contract Amount for each day in arrears to the Client; provided that this shall not apply to delays caused by events beyond the Contractor's control, including natural disaster, war, closure of ports, epidemics, and restrictions on travel due to quarantine.

(2) The Client may deduct an amount corresponding to the portion completed and inspected for works in the preceding Paragraph 1 that are divisible.

(3) The Client may set off construction payment or the late payment interest in Article 22 for Delayed Construction Compensation.

ARTICLE 24        DEFECT WARRANTIES

(1) The Contractor shall provide an amount (hereafter "Defect Warranty Amount") obtained by multiplying the Defect Warranty Rate defined in this Agreement with the Contract Amount in cash or through one of the certificates delineated below to the Client following an inspection of the completed construction before payment thereof.

           1.         Warranties from the Korea Construction Finance Cooperative

           2.         Guarantee insurance policies

           3.         Bank payment guarantees

           4.         Bank regular deposit certificates

           5.         Trust company beneficiary certificates

           6.         Securities firm beneficiary certificates

           7.         Warranties from the Korea Specialty Contractor Financial
                      Cooperative

           8.         Warranties from the Korea Credit Guarantee Fund

(2) The Contractor shall repair any defects related to the construction during the Defect Warranty Liability Period specified herein from the construction Date of Completion; provided that this shall not apply for natural disasters, force majeure, or other factors beyond the Contractor's control subsequent to delivery of the constructed subject matter.

(3) If the Contractor fails to respond to demands for repair of defects pursuant to the preceding Paragraph 2, the Client may make repairs itself at the Contractor's expense. In this case, the expenses incurred shall be appropriated first from the Defect Warranty Amount, and should this be insufficient, the Client may demand the remainder from the Contractor.

(4)          Pursuant to the preceding Paragraph 1, the Defect Warranty Amount must be returned upon the expiry of the Defect Warranty Liability Period at the Contractor's request; provided that expenses for repair of defects directly performed by the Client pursuant to Paragraph 3 shall be deducted.

ARTICLE 25        RESTRICTIONS ON SUBCONTRACTING

(1) If the Contractor intends to subcontract part of the construction to a subcontractor, the consent of the Client must first be obtained; provided that if subcontracting for specialized construction is implemented via a specialized construction entity pursuant to the regulations of the Framework Act on the Construction Industry, notification to the Client may substituted for the aforementioned consent of the Client.

(2) If the Client deems that the subcontractor for which it has been notified pursuant to the preceding Paragraph 1 is inappropriate, it may demand the replacement thereof and, in this case, the Contractor must replace the subcontractor absent just cause.

ARTICLE 26        TERMINATION OF THE AGREEMENT BY THE CLIENT

(1) The Client may terminate or cancel all or part of this Agreement for any of the following reasons:

           1. If the Contractor has failed to commence construction after the Date of Commencement without just cause.

           2. If it is clear that the Contractor will be unable to complete construction by the scheduled Date of Completion due to its neglect or wrongdoing.

           3. If the objectives of the construction cannot be achieved due to violation of the terms and conditions of this Agreement by the Contractor.

(2) Termination or cancellation of this Agreement shall be effective upon notification to the Contractor stating the cause thereof.

(3) The Contractor shall comply with the following upon receiving notification pursuant to the preceding Paragraph 2:

           1. The construction in question shall be suspended forthwith, and all construction tools and materials must be removed from the Construction Site.

           2. The remaining materials and leased items under Article 9 shall be returned to the Client forthwith.

ARTICLE 27 TERMINATION OF  THE AGREEMENT BY THE CONTRACTOR

(1) The Contractor may cancel or terminate the Agreement in part or in whole for any of the following reasons:

           1. If the Contract amount is reduced more than 40% thereof due to changes in the construction specifications.

           2. If construction is suspended for more than 90 days due to the neglect or wrongdoing of the Client, or more than 50% of the construction period has exceeded during such suspension.

           3. If it is clear that the construction cannot be adequately performed due to failure by the Client to fulfill its obligations in this Agreement without just cause

(2) Termination or cancellation of the Agreement pursuant to the preceding Paragraph 1 shall be effective upon notice to the Client of the causes thereof.

ARTICLE 28        COMPENSATION FOR DAMAGES

(1) If this Agreement is terminated or cancelled pursuant to Articles 26 and 27, both parties shall settle the Contract amount for the partially completed portions forthwith.

(2) Should damages arise due to termination or cancellation of this Agreement pursuant to Articles 26 and 27, both parties may demand compensation for such damages.

ARTICLE 29        TRANSFER OF RIGHTS AND OBLIGATIONS

    Rights and obligations hereunder may not be transferred or entrusted to a third party, provided that such shall not apply where the written consent of the other party and the consent of the guarantor have been attained.

ARTICLE 30        COMPLIANCE WITH RELEVANT LEGISLATION

(1) Both parties shall comply with relevant laws and regulations, including the Framework Act on the Construction Industry, in the performance of the construction and the terms of this Agreement.

(2) The Contractor shall comply with relevant laws and regulations, including the Framework Act on the Construction Industry and the Fair Transactions in Subcontracting Act, in the performance of the construction and the terms of this Agreement even if the contracted work is subcontracted.

ARTICLE 31        MITIGATION OF APPLICATION

    With respect to structures which do not apply to the Framework Act on the Construction Industry, the application of Articles 4, 5, 6, 10, 11, 17, 24, and 30.2. may be mitigated upon mutual consultation between the parties

ARTICLE 32        RESOLUTION OF DISPUTES

(1) Disputes arising in relation to this Agreement other than stipulations made separately therewith shall be resolved upon mutual consultation between the parties.

(2) If agreement cannot be reached as per the preceding Paragraph 1, the dispute in question shall be resolved through mediation or arbitration by a mediator or an arbitrating institution established pursuant to the relevant laws and regulations.

ARTICLE 33        ENTITIES THAT CAN BE DEEMED AS THE CLIENT

    In the application of Articles 8, 12, 14, 19.1, 21, and 25, the construction superintendent appointed by the construction supervisory agreement executed by the Client and the construction superintendent in accordance with the Building Act can be regarded as the Client.

ARTICLE 34        SPECIALLY AGREED MATTERS

    Other matters not specifically agreed herein may be agreed to through a separate agreement upon negotiation between the parties.

                             CONTRACT SPECIFICATIONS

CONDITION OF QUOTATION

           1.1        Common items

                      (1) If a construction firm is designated after this Agreement has commenced, Sungdo ENG and the designated construction firm shall renew jointly, and construction shall proceed under the responsibility of Sungdo ENG for the overall Agreement.

                      (2) All assessments of construction shall be as per the attached blueprints.

                      (3) Upon subsequent revision of the design by the Client, unit prices for the changed quantity shall be as per pricing data and government standard rates.

                      (4) The charges imposed on the construction by relevant laws shall be borne by the Client.

                      (5)        VAT shall be assessed separately.

                      (6)        Prepayment: 10%; Monthly payment: 90%

           1.2        Construction

                      (1) Excess soil, rocks, sand and similar materials shall be carried off premises after constructing the foundations.

                      (2) Pile construction shall be excluded from the construction.

                      (3)        Urethane panels shall be assessed as smooth
                                 Grade 3.

                      (4) Clean room urethane panels shall be assessed as general grade (panel color to be determined by Client).

                      (5)        Steel structure paint criteria.

           1.3        Site civil engineering works

                      (1) One side for the boundary stones, fences, and site is included and construction on neighboring plants shall be exempted.

                      (2) Landscaping shall be assessed based on the legal criteria (master blueprints).

           1.4        Machinery and equipment

                      (1) Capacity for ventilation facilities shall be based on utility consumption and establishment conditions shall be based on the basic scheme.

                      (2) The ventilation duct for the clean room shall be a high speed duct.

                      (3) Automatic control for ventilation facilities shall be based on conventional methods.

                      (4) Installation of facilities provided by the Client shall be exempted.

           1.5        Utility construction

                      (1) Design estimates were based on utility consumption criteria

                      (2) Piping includes the main and secondary hookup factory expenses (piping only).

                      (3)        N2, O2, and air bottles shall be lease based.

           1.6        Electricity facilities construction

                      (1) The Client shall bear amounts to be paid to KEPCO and pre-use inspection expenses.

                      (2)        Host system for communications shall be
                                 excepted.


A. DIRECT COST
------------------------------------------ ----------------------------- -----------------------------------
                                           WON                           USD
------------------------------------------ ----------------------------- -----------------------------------
A-1 Architecture & Civil Works             1,741,262,800
------------------------------------------ ----------------------------- -----------------------------------
A-2 Landscape Architecture                 31,000,000
------------------------------------------ ----------------------------- -----------------------------------
A-3 Electricity & Control Systems          288,343,459
------------------------------------------ ----------------------------- -----------------------------------
A-4 Utility Systems                        627,113,410
------------------------------------------ ----------------------------- -----------------------------------
A-5 Hvac System                            453,721,886
------------------------------------------ ----------------------------- -----------------------------------
A-6 Plumbing System                        108,446,676
------------------------------------------ ----------------------------- -----------------------------------
A-7 Fire Fighting System                   9,459,255
------------------------------------------ ----------------------------- -----------------------------------
A-8 Engineering Fees                       123,500,000
------------------------------------------ ----------------------------- -----------------------------------
A-9 Temporary Facilities                   29,000,000
------------------------------------------ ----------------------------- -----------------------------------
A-10 T.A.B                                 25,000,000
------------------------------------------ ----------------------------- -----------------------------------
A-11 Supervising Fees                      35,000,000
------------------------------------------ ----------------------------- -----------------------------------

------------------------------------------ ----------------------------- -----------------------------------

------------------------------------------ ----------------------------- -----------------------------------
Total Direct Costs                         3,471,647,486
------------------------------------------ ----------------------------- -----------------------------------


INDIRECT COST
------------------------------------------ ----------------------------- -----------------------------------
B-1 Refuse Disposal Fee                    20,000,000
------------------------------------------ ----------------------------- -----------------------------------
B-2 Government Permit                      25,000,000
------------------------------------------ ----------------------------- -----------------------------------
B-3 Insurance Fees                         37,541,088
------------------------------------------ ----------------------------- -----------------------------------
B-4 Safety Control Fees                    50,794,614
------------------------------------------ ----------------------------- -----------------------------------
B-5 Company Business Taxes
------------------------------------------ ----------------------------- -----------------------------------
B-6 Stamp Duties
------------------------------------------ ----------------------------- -----------------------------------

------------------------------------------ ----------------------------- -----------------------------------

------------------------------------------ ----------------------------- -----------------------------------
Total Indirect Costs                       133,335,702
------------------------------------------ ----------------------------- -----------------------------------

------------------------------------------ ----------------------------- -----------------------------------
Total Direct and Indirect Costs            3,605,183,188
------------------------------------------ ----------------------------- -----------------------------------

------------------------------------------ ----------------------------- -----------------------------------
Site & Project Management Fee
------------------------------------------ ----------------------------- -----------------------------------

------------------------------------------ ----------------------------- -----------------------------------
Overhead & Profit                          394,816,812
------------------------------------------ ----------------------------- -----------------------------------

------------------------------------------ ----------------------------- -----------------------------------
Total Amount                               4,000,000,000
------------------------------------------ ----------------------------- -----------------------------------

BREAKDOWN OF PRICING SCHEDULE
-------------------------------------- ------------ ------------ ------------------------------ ------------
Description                            Unity        Qty          Cost                           Remarks
-------------------------------------- ------------ ------------ ------------------------------ ------------
                                                                 Unit       Amount
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
"LcoS Line Project"
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A. Direct Costs
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1 Architecture & Civil Work          L/S          1                       1,741,262,800
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-1 Joint temporary structures work  L/S          1                       29,677,752
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-2 Temporary construction           L/S          1                       73,983,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-3                                  L/S          1                       28,536,300
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-4 Recent concrete                  L/S          1                       154,255,612
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-5 Steel frameworks                 L/S          1                       404,223,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-6 Structural                       L/S          1                       22,194,900
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-7 Waterproofing                    L/S          1                       20,926,620
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-8 Tile                             L/S          1                       27,797,527
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-9 Stonework                        L/S          1                       19,251,434
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-10 Metal                           L/S          1                       103,488,477
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-11 Plaster                         L/S          1                       44,314,760
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-12 Windows                         L/S          1                       71,520,423
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-13 Glass                           L/S          1                       22,053,275
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-14 Painting                        L/S          1                       19,337,042
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-15 Storage                         L/S          1                       217,357,826
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-16 Roof                            L/S          1                       95,494,006
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-17 Site                            L/S          1                       95,493,029
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-18 Civil Work                      L/S          1                       242,153,757
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-1-19 Security facilities             L/S          1                       49,203,980
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-2 Landscape Architecture             L/S          1                       31,000,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-3 Electric & Control Systems                                              288,343,459
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-3-1 Mains and power work             L/S          1                       140,382,743
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-3-2 Grounding facilities             L/S          1                       4,735,969
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-3-3 Lighting                         L/S          1                       75,588,431
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-3-4 Electric heater installation     L/S          1                       8,983,650
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-3-5 Light electricity installation   L/S          1                       12,677,516
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-3-6 Fire fighting equipment          L/S          1                       6,869,850
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-3-7 Visiting facilities              L/S          1                       39,105,300
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4 Utility System                                                          627,113,410
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-1 N2 System                        L/S          1                       4,438,980
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-2 O2 System                        L/S          1                       581,295
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-3 Ar System                        L/S          1                       581,295
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-4 CDA System                       L/S          1                       116,047,620
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-5 P-VAC System                     L/S          1                       11,573,055
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-6 PCW System                       L/S          1                       17,812,993
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-7 DI System                        L/S          1                       144,795,300
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-8 Drain Treatment System           L/S          1                       90,000,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-9 Exhaust System                   L/S          1                       38,047,400
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-10 Main Piping Work                L/S          1                       114,708,528
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-4-11 Hook-up Piping Work             L/S          1                       88,525,944
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-5 HVAC System                                                             453,721,885
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-5-1 Facilities installation          L/S          1                       310,797,299
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-5-2 Duck Work                        L/S          1                       142,924,587
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-6 Plumbing System                                                         108,446,676
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-6-1 Facilities installation          L/S          1                       11,138,669
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-6-2 Sewage facilities                L/S          1                       4,016,220
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-6-3 Water supply pipes               L/S          1                       15,832,382
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-6-4 Sanitary facilities              L/S          1                       10,427,375
installation
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-6-5 Steam pipe work                  L/S          1                       20,609,550
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-6-6 Kitchen facilities installation  L/S          1                       20,000,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-6-7 Gas pipe construction            L/S          1                       21,138,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-6-8 Smoke vent installation          L/S          1                       5,284,500
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-7 Fire Fighting System               L/S          1                       9,459,255
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-8 Engineering Fee                    L/S          1                       123,500,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-9 Temporary Facilities                                                    29,000,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-9-1 Temporary power                  L/S          1                       15,000,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-9-2 Temporary office installation    L/S          1                       14,000,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-10 T.A.B Work                        L/S          1                       25,000,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A-11 Supervising Fees                  L/S          1                       35,000,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
A. Direct Cost Sub Totals 3,471,847,486
-------------------------------------- ------------ ------------ ---------- ------------------- ------------


-------------------------------------- ------------ ------------ ---------- ------------------- ------------
B. Indirect Costs 133,335,702
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
B-1 Refuse Disposal Fees               L/S          1                       20,000,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
B-2 Government Permits                 L/S          1                       25,000,000
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
B-3 Insurance Fees                     L/S          1                       37,541,088
-------------------------------------- ------------ ------------ ---------- ------------------- ------------
B-4 Safety Control Fees                L/S          1                       50,794,614
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
B. Indirect Costs Sub Total 133,335,702
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
C. Site & Project Managing Fees
(Direct Cost 3%)
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------
D. Overhead & Profit 384,816,812
-------------------------------------- ------------ ------------ ---------- ------------------- ------------

-------------------------------------- ------------ ------------ ---------- ------------------- ------------


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